UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2020

ALEXION PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 SEAPORT BOULEVARD BOSTON, Massachusetts	02210
(Address of principal executive offices)	(Zip code)
121 SEAPORT BOULEVARD, BOSTON, Massachusetts 02210
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (475) 230-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALXN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐          Emerging Growth Company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01          Entry into a Material Definitive Agreement.

On December 12, 2020, Alexion Pharmaceuticals, Inc., a Delaware corporation (“Alexion”), entered into an Agreement and Plan of Merger with AstraZeneca PLC, a public limited company incorporated under the laws of England and Wales (“AstraZeneca”), Delta Omega Sub Holdings Inc., a Delaware corporation and a wholly owned subsidiary of AstraZeneca (“Bidco”), Delta Omega Sub Holdings Inc. 1, a Delaware corporation and a direct, wholly owned subsidiary of Bidco (“Merger Sub I”) and Delta Omega Sub Holdings LLC 2, a Delaware limited liability company and a direct, wholly owned subsidiary of Bidco (“Merger Sub II”).

The Merger Agreement provides, among other things, that subject to the satisfaction or waiver of the conditions set forth therein (1) Merger Sub I will merge with and into Alexion (the “First Merger”), with Alexion surviving the First Merger as a wholly owned subsidiary of Bidco, and (2) immediately following the effective time of the First Merger (the “Effective Time”), Alexion will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as a wholly owned subsidiary of Bidco and an indirect wholly owned subsidiary of AstraZeneca.

Merger Consideration

Under the Merger Agreement, at the Effective Time, each share of common stock, par value $0.0001 per share, of Alexion issued and outstanding immediately prior to the Effective Time (other than certain excluded shares as described in the Merger Agreement) will be converted into the right to receive (1) 2.1243 American depositary shares of AstraZeneca (or, at the election of the holder thereof, a number of ordinary shares of AstraZeneca equal to the number of underlying ordinary shares represented by such American depositary shares) and (2) $60 in cash, without interest (collectively, the “Merger Consideration”).

Conditions to the Mergers

The respective obligations of Alexion and AstraZeneca to consummate the transactions contemplated by the Merger Agreement are subject to the satisfaction or waiver of a number of customary conditions, including:  (1) the adoption of the Merger Agreement by Alexion’s stockholders; (2) approval of the transactions contemplated by the Merger Agreement by AstraZeneca’s shareholders; (3) the absence of any law or order prohibiting consummation of the Mergers; (4) AstraZeneca’s registration statement on Form F-4 having been declared effective by the Securities and Exchange Commission; (5) AstraZeneca’s shareholder circular (or, if required, prospectus) having been approved by the U.K. Financial Conduct Authority; (6) the American depository shares of AstraZeneca issuable in the Mergers (and the ordinary shares of AstraZeneca represented thereby) having been approved for listing on the Nasdaq; (7) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the approval of the Mergers under the antitrust and foreign investment laws of other specified jurisdictions; (8) accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Merger Agreement and (9) compliance by the other party in all material respects with such other party’s obligations under the Merger Agreement.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties given by Alexion, AstraZeneca, Bidco, Merger Sub I and Merger Sub II.  The Merger Agreement also contains customary pre-closing covenants, including covenants by each of the parties relating to conduct of their business prior to the closing of the Mergers.  The parties have agreed to use their respective reasonable best efforts to complete the Mergers as promptly as reasonably practicable, including in obtaining each third party consent or regulatory approval necessary, proper or advisable to complete the Mergers, and AstraZeneca has agreed to (1) propose, negotiate, commit to, or effect any divestiture, (2) terminate, unwind, divest or assign, subcontract or otherwise secure substitute parties for relationships, ventures, and contractual or commercial rights or obligations, and (3) take any such other remedial action, in each case to permit the closing of the Mergers to occur as promptly as reasonably practicable.  The Merger Agreement also provides that, during the period from the date of the Merger Agreement until the Effective Time, each of Alexion and AstraZeneca is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions.

At the closing of the Mergers, two members of the Alexion board of directors will be appointed to the AstraZeneca board of directors.

Treatment of Equity Awards

Under the Merger Agreement, at the Effective Time, (1) each outstanding Alexion stock option will be canceled in exchange for the right to receive the Merger Consideration in respect of each net option share subject to the option, with the number of net option shares calculated as described in the Merger Agreement, (2) each outstanding Alexion restricted stock unit award held by a non-employee director of Alexion will become fully vested and will generally be canceled in exchange for the right to receive the Merger Consideration in respect of each share of Alexion common stock subject to the award, and (3) each other Alexion restricted stock unit award and each Alexion performance stock unit award will be converted into an equivalent AstraZeneca restricted stock unit award, with the number of American depositary shares of AstraZeneca underlying each converted award determined by multiplying the equity award exchange ratio described in the Merger Agreement by the number of shares of Alexion common stock subject to the award (determined, with respect to performance restricted stock unit awards, by deeming the applicable performance goals to be achieved at the greater of target and actual performance levels, subject to a limit of 175% of target for awards granted in 2019 and a limit of 150% of target for awards granted in 2020).

Termination and Termination Fees

Either Alexion or AstraZeneca may terminate the Merger Agreement in certain circumstances, including if (1) the Mergers are not completed by December 12, 2021, subject to extension for 90 days by either party in certain circumstances in the event that any required regulatory approval has not been obtained, (2) Alexion’s stockholders fail to adopt the Merger Agreement, (3) AstraZeneca’s shareholders fail to approve the transactions contemplated by the Merger Agreement, (4) a governmental authority of competent jurisdiction has issued a final non-appealable governmental order prohibiting the Mergers, (5) the other party breaches its representations, warranties or covenants in the Merger Agreement in a way that would entitle the party seeking to terminate the Merger Agreement not to consummate the Mergers, subject to the right of the breaching party to cure the breach, (6) the other party’s board of directors has changed its recommendation in favor of the Mergers or (7) the other party has willfully and materially breached its non-solicitation obligations or its obligation to call a meeting of its stockholders.  In addition, subject to compliance with specified process and notice requirements, Alexion may terminate the Merger Agreement in order to enter into an agreement providing for a Company Superior Proposal (as defined in the Merger Agreement).

Under the Merger Agreement, Alexion will be required to make a payment to AstraZeneca equal to $1,180,000,000 if the Merger Agreement is terminated in certain circumstances, including because the Alexion board of directors has changed its recommendation in favor of the Mergers or Alexion has terminated the Merger Agreement in order to enter into an agreement providing for a Company Superior Proposal, and Alexion will be required to make a payment to AstraZeneca equal to $270,000,000 if the Merger Agreement is terminated because Alexion’s stockholders fail to adopt the Merger Agreement.  AstraZeneca will be required to make a payment to Alexion equal to $1,415,000,000 if the Merger Agreement is terminated in certain circumstances, including because the AstraZeneca board of directors has changed its recommendation in favor of the Mergers or because AstraZeneca’s shareholders fail to approve the transactions contemplated by the Merger Agreement.

Additional Information

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.  A copy of the Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about Alexion or AstraZeneca.

The Merger Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates.  The representations and warranties in the Merger Agreement reflect negotiations between the parties to the Merger Agreement and are not intended as statements of fact to be relied upon by Alexion’s stockholders.  In particular, the representations, warranties, covenants and agreements in the Merger Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact.  In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors.  As such, the representations and warranties in the Merger Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and unless required by applicable law, Alexion undertakes no obligation to update such information.

Item 8.01          Other Events.

On December 12, 2020, Alexion and AstraZeneca issued a joint press release announcing their entry into the Merger Agreement.  A copy of the joint press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of December 12, 2020, by and among AstraZeneca PLC, Delta Omega Sub Holdings Inc., Delta Omega Sub Holdings Inc. 1, Delta Omega Sub Holdings LLC 2, and Alexion Pharmaceuticals, Inc.*

99.1	Joint Press Release, issued December 12, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*  Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K.  Alexion hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, that Alexion may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

*          *          *

Additional Information and Where to Find It

In connection with the proposed transaction, AstraZeneca intends to file with the SEC a registration statement on Form F-4 that will include a proxy statement of Alexion and that also constitutes a prospectus of AstraZeneca.  Each of Alexion and AstraZeneca may also file other relevant documents with the U.S. Securities and Exchange Commission regarding the proposed transaction.  This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Alexion or AstraZeneca may file with the SEC.  The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Alexion.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about Alexion, AstraZeneca and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Alexion will be available free of charge on Alexion’s website at http://www.alexion.com or by contacting Alexion’s Investor Relations Department by email at InvestorRelations@alexion.com.  Copies of the documents filed with the SEC by AstraZeneca will be available free of charge on AstraZeneca’s website at https://www.astrazeneca.com/investor-relations.html or by contacting AstraZeneca’s Investor Relations department by email at global-mediateam@astrazeneca.com.

Participants in the Solicitation

Alexion, AstraZeneca, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Alexion’s stockholders in connection with the proposed transaction.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Alexion stockholders in connection with the proposed mergers, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC.  Information about Alexion’s directors and executive officers is available in Alexion’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 26, 2020, Alexion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 4, 2020, and other documents subsequently filed by Alexion with the SEC.  Information about AstraZeneca’s directors and executive officers is available in AstraZeneca’s Form 20-F filed with the SEC on March 3, 2020, and other documents subsequently filed by AstraZeneca with the SEC.

Alexion, AstraZeneca and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information about the directors and executive officers of Alexion, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Alexion’s proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on March 26, 2020, and Alexion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 4, 2020.  Information about the directors and executive officers of AstraZeneca, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in AstraZeneca’s Annual Report on Form 20-F for the fiscal year ended December 31, 2019, which was filed with the SEC on February 3, 2020.  Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available.  Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.  You may obtain free copies of these documents from Alexion or AstraZeneca using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology.  These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Alexion’s and AstraZeneca’s control.  Statements in this report regarding Alexion, AstraZeneca and the combined company that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Alexion’s and AstraZeneca’s businesses and future financial and operating results, the amount and timing of synergies from the proposed transaction, the terms and scope of the expected financing for the proposed transaction, the aggregate amount of indebtedness of the combined company following the closing of the proposed transaction are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Alexion’s and AstraZeneca’s control.  These factors include, among other things, market factors, competitive product development and approvals, pricing controls and pressures (including changes in rules and practices of managed care groups and institutional and governmental purchasers), economic conditions such as interest rate and currency exchange rate fluctuations, judicial decisions, claims and concerns that may arise regarding the safety and efficacy of in-line products and product candidates, changes to wholesaler inventory levels, variability in data provided by third parties, changes in, and interpretation of, governmental regulations and legislation affecting domestic or foreign operations, including tax obligations, changes to business or tax planning strategies, difficulties and delays in product development, manufacturing or sales including any potential future recalls, patent positions and the ultimate outcome of any litigation matter.  Additional information concerning these risks, uncertainties and assumptions can be found in Alexion’s and AstraZeneca’s respective filings with the SEC, including the risk factors discussed in Alexion’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q, in AstraZeneca’s most recent Annual Report on Form 20-F and in each company’s future filings with the SEC.  Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that:  a condition to the closing the proposed acquisition may not be satisfied; a regulatory approval that may be required for the proposed acquisition is delayed, is not obtained or is obtained subject to conditions that are not anticipated; AstraZeneca is unable to achieve the synergies and value creation contemplated by the proposed acquisition; AstraZeneca is unable to promptly and effectively integrate Alexion’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company declines following the proposed acquisition; legal proceedings are instituted against Alexion, AstraZeneca or the combined company; Alexion, AstraZeneca or the combined company is unable to retain key personnel; and the announcement or the consummation of the proposed acquisition has a negative effect on the market price of the capital stock of Alexion or AstraZeneca or on Alexion’s or AstraZeneca’s operating results.  No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Alexion or AstraZeneca.  Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction and/or Alexion or AstraZeneca, AstraZeneca’s ability to successfully complete the proposed transaction and/or realize the expected benefits from the proposed transaction.  You are cautioned not to rely on Alexion’s and AstraZeneca’s forward-looking statements.  These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements.  Neither Alexion nor AstraZeneca assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 14, 2020

ALEXION PHARMACEUTICALS, INC.

By:	/s/ Doug Barry
	Name:	Doug Barry
	Title:	Vice President, Corporate Law